EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John W. Hohener, Executive Vice President and Chief Financial Officer of BIOLASE Technology, Inc. (the “Company”), hereby certify that to my knowledge:

(1)	This Amendment No. 1 to quarterly report on Form 10-Q/A for the quarter ended March 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	July 19, 2005	/s/ JOHN W. HOHENER
John W. Hohener
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

*	This certificate accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.